EXHIBIT 10.21

        AMENDMENT NUMBER FOUR, dated as of August 8, 2001 (“Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, as amended by Amendment No. 1 dated as of March 31, 1999, Amendment No. 2 dated as of January 31, 2000, Amendment No. 3 dated as of July 13, 2000 and as amended hereby (the “Credit Agreement”), among MILACRON INC., a Delaware corporation (the “Borrower” and the “Company”), MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German corporation (“MKE”), MILACRON METAL-WORKING TECHNOLOGIES HOLDING GMBH, a German corporation (“Milacron GmbH”) and MILACRON B.V., a Dutch corporation (“Milacron B.V.”, together with MKE and Milacron GmbH, the “Foreign Subsidiary Borrowers”; the Foreign Subsidiary Borrowers, collectively, with the Company, the “Borrowers”), the lending institutions from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), Bankers Trust Company, a New York banking corporation (“BTCo”), as a Lender and as arranger and administrative agent for the Lenders (in such capacity, including its successors and permitted assigns, the “Agent”), and PNC Bank, as documentation agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement;

        WHEREAS, the Agent and the Lenders have considered and agreed to the Company’s requests, upon the terms and conditions set forth in this Amendment;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - AMENDMENTS.

        The Credit Agreement is amended as hereinafter provided in this Section ONE, effective as of August 8, 2001 (the “Amendment Effective Date”).

        1.1. Amendments to Section 1 (Definitions) of the Credit Agreement.

        Section 1.1 is hereby amended by adding the following new definitions in appropriate alphabetical order:

        “ ‘Amendment No. 4’ shall mean Amendment Number FOUR dated as of August 8, 2001 to this Agreement.”

        “ ‘Amendment No. 4 Effective Period’ shall mean the period from and including August 8, 2001 to but excluding October 15, 2001.”

        “ ‘Amendment No. 4 Effective Period Reduction’ shall have the meaning set forth in Section 2.1.”

        “ ‘Dividends’ shall mean any dividends declared or paid on the shares of capital stock of a Person, any cash distribution to the stockholders of the Person in respect of the capital stock of such Person or any funds set aside for any such purpose.”

        Section 1.1 is hereby further amended as follows:

        “Consolidated EBITDA” is amended by adding in the definition thereof immediately prior to the end of the parenthetical in clause (i) the following: “and any restructuring charges and related severance and other expenses incurred by the Company for the fiscal quarter ending September 30, 2001 in an aggregate amount of up to $20.0 million”.

        “Consolidated Net Worth” is amended by adding in the definition thereof immediately prior to the period at the end thereof the following: “ plus (iii) any restructuring charges and related severance and other expenses incurred by the Company for the fiscal quarter ending September 30, 2001 in an aggregate amount of up to $20.0 million”.

        1.2. Amendments to Section 2 (Amount and Terms of Loans) of the Credit Agreement.

        Section 2.1(a) is hereby amended by adding immediately following the words “the initial amount of the Total Revolving Loan Commitment is $375,000,000.” the following:

        “Notwithstanding the foregoing, during the Amendment No. 4 Effective Period, for all purposes other than assignments of Revolving Loan Commitments, the Total Revolving Loan Commitment shall be temporarily reduced (the “Amendment No. 4 Effective Period Reduction”) to $340,000,000 and, during the Amendment No. 4 Effective Period, each Lender’s Revolving Loan Commitment shall be temporarily reduced by an amount equal to its Pro Rata Share of such reduction. After the Amendment No. 4 Effective Period, the temporary reduction in the Total Revolving Loan Commitment and each Lender’s Revolving Loan Commitment pursuant to the immediately preceding sentence will cease to be effective.”

        Section 2.13 is hereby amended by adding immediately following the words “multiplied by the daily average of the Total Revolving Loan Commitments” the following:

        “without giving effect to the Amendment No. 4 Effective Period Reduction”.

        1.3. Amendments to Section 5 (Affirmative Covenants) of the Credit Agreement.

        Section 5.1 is hereby amended by adding at the end of such Section the following:

        “In addition, the Company shall furnish to each Lender not later than October 15, 2001, (a) unaudited consolidated balance sheets of the Company and its Consolidated Subsidiaries as of the last day of the quarter ending September 30, 2001, and related consolidated statements of earnings and consolidated statements of cash flows for such quarter, in reasonable detail and in comparative form for the corresponding quarterly period in the prior fiscal year and (b) the statement and Compliance Certificate for such quarter set forth in clauses (i) and (ii) of clause (d) of the preceding sentence; provided that, notwithstanding anything to the contrary in this Agreement, such statement and Compliance Certificate shall not give effect to, and the determination of the Company’s compliance with this Agreement and the existence of any Default or Event of Default as of such date shall be determined without giving effect to, the amendments to Sections 5.11 and 6.4 of this Agreement effected by Amendment No. 4.”

        Section 5.11 is hereby amended by adding at the end of such Section the following:

        “ provided that, notwithstanding the foregoing, with respect to the Amendment No. 4 Effective Period, the Company shall be required to ensure only that such ratio shall not exceed 4.50 to 1.00.”

        1.4 Amendments to Section 6 (Negative Covenants) of the Credit Agreement.

        Section 6.4 is hereby amended by adding at the end of such Section the following:

        “provided that, with respect to the Amendment No. 4 Effective Period, the Company shall be required to ensure only that such ratio shall not be less than 2.25 to 1.00.”

        Section 6 is hereby amended by adding at the end thereof a new Section 6.13 as follows:

        “Section 6.13. Dividends, Stock Purchases, Acquisitions, Mergers, etc. During the Amendment No. 4 Effective Period, neither the Company nor any of its Subsidiaries shall:

        (a) authorize, declare or pay, directly or indirectly, any Dividend, except that (a) the Company may declare and pay regular quarterly Dividends with record and payment dates consistent with past practice and in a per share amount no greater than the per share quarterly Dividend paid by the Company in the fiscal quarter ending immediately prior to the date of Amendment No. 4 and (b) any Subsidiary of the Company (i) may pay cash Dividends to the Company or any wholly owned Subsidiary of the Company and (ii) if such Subsidiary is not a wholly owned Subsidiary of the Company, may pay cash Dividends to its shareholders generally so long as the Company or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary);

        (b) authorize or make any other distribution, payment or delivery of property (other than common stock of such Person) or cash to any holder of shares of capital stock of the Company or any of its Subsidiaries in respect of such capital stock, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration (other than common stock of such Person) any shares of any class of capital stock of the Company or any of its Subsidiaries (or any options or warrants issued by any such Person with respect to the capital stock of the Company or any of its Subsidiaries), or set aside any funds for any of the foregoing purposes; provided that the Company or any of its Subsidiaries may redeem, retire, purchase or otherwise acquire for consideration (or set aside funds for the purpose of the foregoing) shares of their capital stock (or options or warrants issued with respect to such capital stock) to the extent required by stock option or other benefit plans or compensation arrangements for directors, officers or employees of the Company or any of its Subsidiaries, in each case as in effect on the date hereof, up to an aggregate of $100,000 for all such redemptions, retirements, purchases or other acquisitions pursuant to this proviso; or

        (c) enter into any transaction of merger or consolidation with any Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (other than the Company or one of its Subsidiaries) or a line of business of any Person (other than the Company or one of its Subsidiaries) or any equity interests of any Person (other than the Company or one of its Subsidiaries) (or agree to do any of the foregoing at any future time), except that (i) any wholly owned Subsidiary of the Company may be merged into the Company (so long as the Company is the surviving corporation of such merger) or merged into or consolidated with any other wholly owned Subsidiary of the Company and (ii) the Company and its Subsidiaries may effect any of the foregoing transactions provided that the only consideration paid by the Company and its Subsidiaries pursuant to such transactions is paid solely in the form of common stock of the Company.”

SECTION TWO - REPRESENTATIONS AND WARRANTIES.

        The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

        (a) The Company, MKE, Milacron GmbH and Milacron B.V. each has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

        (b) No consent of any Person other than the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

        (c) This Amendment has been duly executed and delivered on behalf of each of the Company, MKE, Milacron GmbH and Milacron B.V. by a duly authorized officer or attorney-in-fact of the Company or a Foreign Subsidiary Borrower, as the case may be, and constitutes a legal, valid and binding obligation of the Company and each Foreign Subsidiary Borrower, as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor’s rights generally or by equitable principles relating to enforceability; and

        (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company or any Foreign Subsidiary Borrower or (ii) contractual obligations of either the Company or any Foreign Subsidiary Borrower, except in the case of clause (i) or (ii), such violations that would not have, individually or in the aggregate, a Material Adverse Effect.

SECTION THREE - MISCELLANEOUS.

        (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

        (b) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment Effective Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

        (c) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

        (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

        (e) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

Amendment No. 4

MILACRON INC.

By: /s/ Robert P. Lienesch

Title:	Vice President - Finance and Chief Financial Officer

Notice Addresss: Milacron Inc. 2090 Florence Avenue Cincinnati, Ohio 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON KUNSTSTOFFMASCHINEN EUROPA GmbH,

By: /s/ Robert P. Lienesch

on basis of Power of Attorney dated as of July 26, 2001

Notice Addresss: c/o Milacron Inc. 2090 Florence Avenue Cincinnati, Ohio 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON METALWORKING TECHNOLOGIES HOLDING GmbH,

By: /s/ Robert P. Lienesch

on basis of Power of Attorney dated as of July 27, 2001

Notice Addresss: c/o Milacron Inc. 2090 Florence Avenue Cincinnati, Ohio 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON B.V.

By: /s/ Robert P. Lienesch

on basis of Power of Attorney dated as of July 30, 2001

Notice Addresss: c/o Milacron Inc. 2090 Florence Avenue Cincinnati, Ohio 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

ABN AMRO BANK N.V., as a Lender

By: /s/ Wendy E. Pace

Title:	Vice President

By: /s/ Mary L. Honda

Title:	Vice President

Notice Office and Payment Office: 208 South LaSalle Street Chicago, IL 60674 Attention: Loan Administration Telephone: (312) 992-5151 Fax: (312) 992-5156

BANKERS TRUST COMPANY, as a Lender and as Agent

By: /s/ Diane F. Rolfe

Title:	Vice President

Notice Address and Payment Office: Bankers Trust Company 130 Liberty Street New York, New York 10006 Attention: Maria Pina Telephone: (212) 250-8829 Fax: (212) 250-7351

BANK ONE,INDIANA, N.A., as a Lender

By: /s/ Michael R. Zaksheske

Title:	Vice President

Notice Address and Payment Office: 100 East Broad Street 7th Floor Columbus, Ohio 43215 Attention: Telephone: (614) 248-1780 Fax: (614) 248-5518

COMERICA BANK, as a Lender

By: /s/ Jennifer M. Pugliano

Title:	Account Officer

Notice Address and Payment Office: 500 Woodward Avenue Detroit, Michigan 48226 Attention: Telephone: (313) 222-9644 Fax: (313) 222-9514

CREDIT SUISSE FIRST BOSTON, as a Lender

By: /s/ Bill O'Daly

Title:	Vice President

By: /s/ David M. Koczan

Title:	Assistant Vice President

Notice Address and Payment Office: Telephone: Fax:

FIFTH THIRD BANK, as a Lender

By: /s/ Megan S. Heisel

Title:	Corporate Banking Officer

Notice Address and Payment Office: Fifth Third Bank 38 Fountain Square Plaza MD 109054 Cincinnati, Ohio 45263 Telephone: (513) 744-8662 Fax: (513) 744-5947

FIRSTAR BANK, National Association, as a Lender

By: /s/ R. Neltner

Title:	Senior Vice President

Notice Address and Payment Office: 425 Walnut St. Location 8160 Cincinnati, Ohio 45201-8313 Attention: THomas D. Gibbons Telephone: (513) 287-8313 Fax: (513) 632-2068

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Brendan A. Lawler

Title:	Vice President

Notice Address and Payment Office: 127 Public Square Mail Code OH01-27-0606 Cleveland, Ohio 44114 Attention: Thomas J. Purcell Telephone: (216) 689-4439 Fax: (216) 689-4981

MELLON BANK, N.A. as a Lender

By: /s/ John Ritz

Title:	Vice President

Notice Address and Payment Office: One Mellon Center Room 4530 Pittsburgh, PA 15258 Attention: Ryan F. Busch Telephone: (412) 234-0733 Fax: (412) 236-1914

MORGAN GUARNATY TRUST COMPANY OF NEW YORK, as a Lender

By: /s/ Robert A. Krasnow

Title:	Vice President

Notice Address and Payment
Office:

Morgan Guaranty Trust Company
 of New York
c/o J.P. Morgan
One Bush Street, Suite 1380
San Francisco, CA 94104

Attention: William Rindfuss
Telephone: (415) 371-4976
Fax: (415) 371-4881

PNC BANK, as a Lender

By: /s/ Bruce A. Kitner

Title:	Vice President

Notice Address and Payment Office: PNC Center P.O.Box 1198 Cincinnati, Ohio 45201 Attention:Bruce A. Kitner Telephone: (513) 651-7189 Fax: (513) 651-8951